BRANDES INVESTMENT TRUST

Brandes Institutional Global Equity Fund
Brandes Institutional International Equity Fund

Supplement dated November 3, 2009 to
Prospectus dated January 30, 2009

Effective November 1, 2009, the Trust has terminated the shareholder service fee of 0.05% for Class I shares of Brandes Institutional International Equity Fund (the “International Fund”).  In addition, effective November 1, 2009, the Trust has suspended the shareholder service fee of 0.05% for Class I shares of Brandes Institutional Global Equity Fund (the “Global Fund”), which suspension will continue until otherwise determined by the Board of Trustees of the Trust.  The revised Fees and Expenses table and expense examples reflecting the removal of the shareholder servicing fee for Class I shares of the International Fund are set forth below.

Shareholder Fees (fees paid directly from your investment)	Global Fund		International Fund
	Class I	Class E	Class I	Class E
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Maximum Contingent Deferred Sales Charge	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses(1) (fees paid from Fund assets)
Management Fees	0.80%	0.80%	1.00%	1.00%
Other Expenses
Shareholder Servicing Fees	N/A	0.25%	None	0.25%
Other Expenses(2)	0.15%	0.15%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.95%	1.20%	1.13%	1.38%

(1)  The Advisor has contractually agreed to limit each Fund’s Class I and Class E annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 30, 2010: Global Fund — 1.00% and 1.20%, respectively; International Fund — 1.20% and 1.40%, respectively.

(2)  Other expenses include interest, custodian, transfer agency and other customary operating expenses.  Other expenses may also include expenses incurred by the Funds as a result of their investment in any money market fund or other investment company.  Because the Global Fund recently commenced operations, the Other Expenses and Total Annual Fund Operating Expenses percentages are estimates.  Similarly, because Class E shares of the International Fund recently commenced operations, Other Expenses for Class E shares are based on expenses incurred for the Class I shares of the International Fund for the fiscal year ended September 30, 2008.

Example
This Example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Global Fund
Class I	$97	$303	$525	$1,166
Class E	$122	$381	$660	$1,455
International Fund
Class I	$115	$359	$622	$1,375
Class E	$140	$437	$755	$1,657

This Supplement supersedes and replaces the Supplement dated August 19, 2009.

Please retain this Supplement with the Prospectus.

BRANDES INVESTMENT TRUST

Brandes Institutional Global Equity Fund
Brandes Institutional International Equity Fund

Supplement dated November 3, 2009 to
the Statement of Additional Information (“SAI”) dated January 30, 2009

Effective November 1, 2009, the Funds’ Shareholder Service Plan will no longer apply to Class I shares of the Brandes Institutional International Equity Fund (the “International Fund”).  Accordingly, Class I shares of the International Fund will not impose a shareholder service fee of 0.05%.  Effective November 1, 2009, the Brandes Institutional Global Equity Fund (the “Global Equity Fund”) will suspend its shareholder service fee of 0.05% for Class I shares, which suspension will continue until otherwise determined by the Board of Trustees of the Trust.

This Supplement supersedes and replaces the Supplement dated August 19, 2009.

Please retain this Supplement with the SAI.